1 | FCPT | APRIL 2022 www.fcpt .comINVESTOR PRESENTATION | APRIL 2022 FOUR CORNERS PROPERTY TRUST N YS E : F C P T

2 | FCPT | APRIL 2022 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2021 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 30 of this presentation.

3 | FCPT | APRIL 2022 AGENDA Restaurant Industry Update Page 13 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 21 High Quality Portfolio Page 8 Conservative Financial Position Page 16

4 | FCPT | APRIL 2022 FCPT HIGHLIGHTS 4 | FCPT | OCTOBER 2019 Analytical, Disciplined Investment Philosophy • Use of consistent, data-driven scorecard to objectively rate every property • Investment committee memo and separate public announcement for every acquisition High-Quality Portfolio • Recently constructed, e-commerce resistant portfolio • Strong tenant EBITDAR rent coverage, nationally established brands, and low rents provide for high tenant retention and limited vacancies Accretive Diversification • Grown from single tenant to 113 brands • Established verticals into resilient, essential non- restaurant retail categories of auto service and medical retail • Disciplined pricing approach while maintaining strong credit parameters and high-quality tenants Investment Grade Balance Sheet • Commitment to maintain conservative 5.5x–6.0x leverage level • Well laddered, predominately fixed rate debt maturity schedule • Significant liquidity, unencumbered assets, high fixed charge coverage facilitates growth Representative Brands

5 | FCPT | APRIL 2022 Q1 2022 OPERATING HIGHLIGHTS 5 | FCPT | OCTOBER 2019 ____________________ Figures as of 3/31/2022, unless otherwise noted 1. See page 30 for non-GAAP definitions, and page 32 for reconciliation of net income to AFFO 2. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary for definitions 3. Net debt to adjusted EBITDAre leverage as of 3/31/2022, see page 31 for reconciliation of net income to adjusted EBITDAre and page 30 for non-GAAP definitions Q1 Acquisitions Volume: $42.0 million Cash Cap Rate: 6.7% 7.6-year average lease term 89% corporate operated or guaranteed Liquidity and Capital Markets Upgraded to BBB from BBB- by Fitch (March 2022) On March 17th, FCPT issued $125 million of nine- and ten-year private notes at an average 3.10% coupon Year to date through April 26, FCPT has completed $61.0 million of forward equity sales at average initial forward price of $27.28 per share 5.7x Net debt to adjusted EBITDAre3 5.4 years weighted average debt maturity Q1 2022 AFFO Growth1 Net income per share of $0.28 compared to $0.27 in the year prior AFFO per share of $0.41 compared to $0.38 in the year prior, representing growth of 7.9% Portfolio Update2 937 Properties 113 Brands 99.9% occupied 4.6x tenant EBITDAR Coverage 9.0-year average lease term 85% Corporate Operated or Guaranteed

6 | FCPT | APRIL 2022 Q1 2022 ACQUIS IT ION SUMMARY  FCPT closed $42 million of investments in Q1 2022. The subsector split by acquisition volume was 51% restaurant, 33% medical retail, 4% auto service and 13% other  We continue to benefit from increased optionality to acquire assets across our new verticals while still acquiring restaurants with good pricing and strong credit profiles  The non-restaurant properties share similar characteristics as restaurants with attractive real estate qualities such as strong demographics, customer visibility, and are supported by attractive residual land values. They are also resistant to both e-commerce and recessionary pressures Q1 2022 Acquisitions by Subsector ($ millions) 2021 Closed YTD Volume % Total Cap Rate Quick Service $0.0 0% NA Casual Dining $21.2 51% 6.4% Restaurant $21.2 51% 6.4% Medical Retail $13.9 33% 7.0% Auto Service $1.5 4% 6.3% Other $5.3 13% 6.7% Non-Restaurant $20.7 49% 6.9% Total $42.0 100% 6.7%

7 | FCPT | APRIL 2022 ACQUIS IT ION GROWTH Annual Cash Base Rent ($ million)1 7 | FCPT | OCTOBER 2019 Number of Properties . 94 94 94 96 101 102 105 105 108 109 110 121 126 127 130 131 139 142 144 148 156 158 162 169 175 178 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 +11% CAGR ___________________ 1. As defined on page 30 +14% CAGR 418 418 418 434 475 484 506 508 515 527 535 591 610 621 642 650 699 722 733 751 799 810 833 886 919 937 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

8 | FCPT | APRIL 2022 AGENDA Restaurant Industry Update Page 13 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 21 High Quality Portfolio Page 8 Conservative Financial Position Page 16

9 | FCPT | APRIL 2022 FCPT’S STRONG PERFORMANCE DURING THE PANDEMIC 99.5% 98.8% 99.6% 99.6% 99.7% 99.8% 99.8% 99.8% 99.7% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 99.6% 99.6% 99.6% 99.6% 99.7% 99.7% 99.8% 99.9% 99.9% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 • FCPT has one of the highest-quality portfolios in the net lease sector that has continued to perform at a high level even during the COVID-19 pandemic • In exchange for rent deferrals and abatements in the second quarter of 2020, FCPT received beneficial lease modifications including higher quality financial reporting, guarantor improvements, and lease extensions ____________________ 1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications 2. Occupancy based on portfolio square footage Occupancy2 Rent Collections 1

10 | FCPT | APRIL 2022 Building and Ground Lease: 33% 395 leases Darden Spin Portfolio: 56% 411 leases Ground Lease: 11% 148 leases ___________________ 1. See glossary on page 30 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 77% of portfolio annual cash base rent. We have estimated Darden current quarter EBITDAR coverage using sales results for the FCPT portfolio reported November 2021 and updated total Darden brand average margins and sale levels the quarter ended February 2022 2. Represents current Annual Cash Base Rent (ABR) as of 3/31/2022, as defined on page 30 104 leases 300 leases 14 leases FCPT Portfolio2:  FCPT’s portfolio is characterized by low rents and high EBITDAR to rent coverage of over 4.6x1  56% of the portfolio is the original Darden spin properties where rents were purposely set low as evidenced by strong EBITDAR to rent coverage of 5.6x. Current rent to sales, a metric that is commonly used to gauge the health of a restaurant’s operation and the level of rent those operations can support, is approximately 5% for the Darden portfolio. It is common to see restaurants with 8% to 10% rent to sales figures  FCPT has also acquired properties with ground leases equal to 11% of the portfolio. These leases are characterized by low rents tied to the land value since the tenant constructed and owns the building. The building ownership typically reverts to FCPT at the end of the lease  Because of its relatively recent inception, FCPT does not have “legacy assets” that have been impacted by modern retail trends such as Amazon and the adoption of smart phones Tenant Rental Coverage1: 5.6x 2.9x 4.6x Darden Other Reporting Tenants Total Reporting Tenants LOW RENT / H IGH COVERAGE PORTFOLIO

11 | FCPT | APRIL 2022 F C P T E V O L U T I ON S I N C E S P I N - O FF : S I G N I F I C A N T P R O G R E S S O N T E N A N T D I V E R S I F I C A TI ON ___________________ 1. Represents current Annual Cash Base Rent (ABR) as of 3/31/2022, as defined on page 30 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants 74% 20% 6% Initial Portfolio at Spin: 418 Leases / 5 Brands Annual Base Rent of $94.4 million 100% Darden Exposure 104 leases 300 leases 14 leases FCPT Portfolio Today: 954 Leases / 113 Brands Annual Base Rent of $178.2 million1 59% Darden Exposure +89% in ABR 44% 312 leases 12% 115 leases 3% 14 leases 9% 80 leases Other Restaurants 22% 292 leases 48 brands Non-Restaurant Retail 10% / 141 Leases / 58 Brands Other Darden2 Other Darden Brand Exposure by Annualized Base Rent (ABR)

12 | FCPT | APRIL 2022 GEOGRAPHIC DIVERSIF ICATION ___________________ Figures as of 3/31/2022 1. Annual Cash Base Rent (ABR) as defined on page 30 2. Source: U.S. Census Bureau estimated July 2020 through June 2021 population growth 937 Properties 46 States 113 Brands 6.1 mm sq ft Annualized Base Rent1 (%) ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% <1.0% No Properties MN SD NJ OHINIL VT NHID AL AZ AR CA CO CT DE FL GA IA KS KY LA ME MD MA MI MS MO MT NE NV NM NY NC ND OK OR PA RI SC TN TX UT VA WA WV WI WY  Based on recent information2, annual population growth for FCPT’s portfolio (weighted by ABR) of 0.32% was over 2.5 times higher than the overall US population growth of 0.12% over the same 12-month period  Population growth in the two states which represent over 10% of ABR, Texas and Florida, were 1.1% and 1.0%, respectively, over this same time period far outpacing the national average

13 | FCPT | APRIL 2022 AGENDA Restaurant Industry Update Page 13 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 21 High Quality Portfolio Page 8 Conservative Financial Position Page 16

14 | FCPT | APRIL 2022 • Baird’s weekly restaurant survey shows both quick service and casual dining restaurants are performing above pre-COVID-19 levels Baird Restaurants Surveys: Weekly Same-Store Sales vs. Two/Three-Years Prior ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 4/25/2022 Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all +18% +3% +22% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% Q2 2020 4/25/2021 6/13/2021 8/1/2021 9/19/2021 11/7/2021 12/26/2021 2/13/2022 4/10/2022 Overall Casual Dining Quick Service RESTAURANT SALES TRENDS BY SECTOR

15 | FCPT | APRIL 2022 DARDEN PERFORMANCE AND CONCENTRATION Inception November 2015 FCPT BBB- Rating January 2017 Pre-COVID Q4 2019 Current Q1 2022 Darden Restaurants Rating BBB BBB BBB BBB Sales per Store - Olive Garden ($ millions) $4.9 $4.9 $5.1 $5.2 Sales per Store - LongHorn ($ millions) $3.7 $3.6 $3.8 $4.5 EBITDA Margins - Olive Garden 20.3% 19.9% 21.0% 21.0% EBITDA Margins - LongHorn 17.8% 19.1% 19.2% 18.2% Total Revenue ($ millions) $7,513 $7,738 $8,916 $9,796 Share Price (Dollars per Share) ~$55 ~$85 ~$120 ~$135 FCPT FCPT Rating N/A BBB- BBB- BBB Darden Rent Coverage 4.2x 4.8x 5.1x 5.6x Number of Darden Restaurants 418 416 426 441 Darden as Percent of ABR1 100% 90% 71% 59% ___________________ 1. As defined on page 30 Note: Darden public SEC filing data from the fourth quarter (ended May) of each year annualized, except Post-COVID results which represents Darden’s fiscal third quarter 2022 annualized (ending February 2022). FCPT data is for Q4 2015, Q2 2017, Q4 2019, and Q1 2022, respectively • Darden continues to report strong results with sales per store above pre-COVID levels and highest rent coverage since FCPT inception

16 | FCPT | APRIL 2022 AGENDA Restaurant Industry Update Page 13 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 21 High Quality Portfolio Page 8 Conservative Financial Position Page 16

17 | FCPT | APRIL 2022 CONSERVATIVE F INANCIAL POLICIES As FCPT continues to grow and diversify, the Company is committed to maintaining a conservative balance sheet with financial flexibility Leverage  Continue to maintain conservative leverage and coverage metrics  Net debt to cash EBITDA ratio is 5.7x1; long-term objective is to maintain ratio below 5.5-6.0x  Fixed charge coverage of 5.1x  Focus on a predominantly unsecured capital structure, maintaining a large unencumbered assets base  Asset base is 100% unencumbered  Minimize floating rate exposure  87.5% of $400 million term loans is currently fixed via forward swaps with reduced amounts in place through 2028  Maintain a staggered debt maturity schedule with no near-term debt maturities  No more than 15% of total debt is due in any one year Liquidity  Strong liquidity profile ($250 million revolver with full available capacity as of 3/31/2022)  Maintain access to multiple equity and debt capital sources  Conservative dividend payout ratio of approximately 80% of AFFO Conservative Financial Policies are Sacrosanct  Conservative leverage and high coverage significantly mitigate tenant concentration  We access the equity markets to support growth but have been capitalized to succeed even if equity capital is not available (reasonable leverage, no earning or acquisition guidance, low G&A overhead, strong currency in dispositions of existing assets) _ Note: All figures as of 3/31/2022 unless otherwise noted 1. Net debt to adjusted EBITDAre leverage as of 3/31/2022, see page 31 for reconciliation of net income to adjusted EBITDAre and page 30 for non-GAAP definitions

18 | FCPT | APRIL 2022 COM PAN Y MOM ENTUM SINCE INCEPTION Team Members 4 +26 30 Annual Base Rent1 $94.4 million +$83.8 million / +89% $178.2 million Properties 418 +519 / +124% 937 Brands 5 +108 113 % Darden2 100% -41% 59% Weighted Average Lease Term 15 years - 6.0 years 9.0 years Equity Market Cap $848 million +$1.3 billion $2.2 billion3 Enterprise Value $1.3 billion +$1.8 billion $3.1 billion3 Financial Leverage 4.6x +1.1x 5.7x3 Rating Unrated BBB (Fitch) As of 3/31/2022November 2015 ____________________ 1. Annual Cash Base Rent (ABR) as defined on page 30 2. Based on Annual Base Rent 3. See page 20 for calculation Restaurant Non-Restaurant Representative Brands

19 | FCPT | APRIL 2022 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 3/31/2022 1. The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026 Current Debt Maturity Schedule ($ millions) $50 $50 $50 $100 $150 $100 $250 $0 $50 $150 $150 $75 $50 $100 $75 $100 $75 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes New Unsecured Notes 15% 5.4-year weighted average term for notes/term loans 95% fixed rate debt 3.42% weighted average cash interest rate $250 million available on revolver 1 0% 5% 15% 15% 10% 8% 10%8% 5%% of Total Debt Outstanding 8%

20 | FCPT | APRIL 2022 ___________________ Figures represent FCPT financials as of and for three months ended 3/31/2022 1. Represents Q1 2022 annualized results. See page 31 for reconciliation of net income to adjusted EBITDAre and page 30 for non-GAAP definitions 2. Figure represents Annual Cash Base Rent (ABR) as of 3/31/2022 3. Based on quarterly cash dividend of $0.3325 per share declared on 3/8/2022 annualized. The declaration of future dividends will be at the discretion of FCPT’s Board of Directors 4. Dividend yield calculated based on the price per share as of 3/31/2022 and declared dividend per share for the most recent quarter, annualized 5. Net debt figure (in $ millions) represents total debt ($975 million) less cash and cash equivalents ($58 million) as of 3/31/2022 SUMMARY CAPITALIZATION AND F INANCIALS Current Trading Metrics Annual base rent2 ($ million) $178.2 Implied Cap Rate 5.7% Annualized Dividend per share3 $1.33 Dividend Yield3,4 4.9% Capitalization ($ million, except per share) Share price (3/31/2022) $27.04 Shares and OP units outstanding (millions) 80.5 Equity value $2,176 Debt: Bank term debt $400 Revolving credit facility $0 Unsecured private notes $575 Total market capitalization $3,151 Less: Cash and cash equivalents ($58) Implied enterprise Value $3,093 Credit Metrics Current Net debt5 to enterprise value 29.6% Net debt5 to adjusted EBITDAre1 5.7x

21 | FCPT | APRIL 2022 AGENDA Restaurant Industry Update Page 13 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 21 High Quality Portfolio Page 8 Conservative Financial Position Page 16

22 | FCPT | APRIL 2022 MAINTAINING ACQUIS IT ION PHILOSOPHY AND CRITERIA Acquisition Philosophy • Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors • Purchase assets only when accretive to cost of capital with a focus on low basis • Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT’s portfolio or pipeline Underwriting Criteria • Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics based on FCPT’s proprietary scorecard • The “score” allows FCPT to have an objective underwriting model and comparison tool for asset management as well Real Estate Criteria (~50%): − Location − Retail corridor strength and demographics − Access/visibility − Absolute and market rent − Pad site and building reusability Credit Criteria (~50%): − Guarantor credit and fitness − Brand durability − Store performance − Lease term − Lease structure

23 | FCPT | APRIL 2022 ACQUIS IT IONS BY YEAR 23 | FCPT | OCTOBER 2019 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively 2016 2017 2018 59 properties $94 million 6.6% initial cash yield 0% non-restaurant 10% corporate 43 properties $99 million 6.8% initial cash yield 0% non-restaurant 51% corporate 97 properties $263 million 6.5% initial cash yield 0% non-restaurant 90% corporate 2019 2020 2021 90 properties $199 million 6.5% initial cash yield 13% non-restaurant 80% corporate 101 properties $223 million 6.5% initial cash yield 32% non-restaurant 71% corporate 122 properties $257 million 6.5% initial cash yield 64% non-restaurant 86% corporate • FCPT has experienced strong acquisition levels since initiating acquisition activity in July 2016

24 | FCPT | APRIL 2022  Auto service is a resilient industry as it is both e-commerce and recession resistant. It has a service component and consumer cost-savings angle to repair instead of purchasing new vehicles  Most auto service tenants were deemed “essential” businesses during COVID-19  Auto service tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and reuse potential  More limited relocation options due to zoning restrictions lead to high tenant renewal probability Representative Acquired Brands  Portfolio includes 69 leases (5% of annual base rent) in auto service sector1  FCPT is targeting auto service centers (including collision and tire), auto part retailers, and gas stations with large format convenience stores  FCPT’s focus is on sectors and properties that are resistant to a long-term electric vehicle transition NON-RESTAURANT: AUTO SERVICE INDUSTRY ___________________ 1. As of March 31, 2022

25 | FCPT | APRIL 2022 Representative Acquired Brands NON-RESTAURANT: MEDICAL RETAIL INDUSTRY  Portfolio includes 30 leases (2% of annual base rent)1  FCPT targets medical retail locations such as urgent care, dental clinics, dialysis centers, and veterinary care  E-commerce and recession resistant industry given its service- based nature  Deemed “essential” businesses during COVID-19  Large opportunity for growth with rapid spending increases on healthcare and pets – The number of urgent care centers has grown 52% since 20132 – Spending on pets has grown 14.7% since 20183  Medical net-lease opportunities are increasing given credit upgrades and store count growth that comes with consolidation amongst regional and national operators to take advantage of shared resources and costs  Site selection process is similar to that of branded restaurants for both chain dental and urgent care clinics boosting intrinsic real estate value and reuse potential  Large customer base as healthcare remains an essential service across lifespan  Favorable demographic tailwinds with both the aging of baby boomers and increased pet ownership ___________________ 1. As of March 31, 2022 2. Source: Urgent Care Association 3. Source: American Pet Products Association 2021 State of the Industry

26 | FCPT | APRIL 2022 0.4% 1.3% 2.6% 2.1% 2.3% 12.3%12.7% 11.0%11.1% 10.6% 6.7% 13.6% 1.5% 1.7% 3.0% 1.1% 0.2% 0.6% 1.6% 1.0% 0.1% 0.0% 2.5% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 3/31/2022 1. Annual cash base rent (ABR) as defined in glossary 2. Occupancy based on portfolio square footage Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 3/31/2022 Weighted average lease term of 9.0 years Less than 8.7% of rental income matures prior to 2027

27 | FCPT | APRIL 2022 FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 312 2,655 43.7% 16 Verizon 12 34 0.7% 2 Longhorn Steakhouse 115 645 12.4% 17 Fresenius 8 61 0.7% 3 Chili's 80 438 9.0% 18 National Tire & Battery 8 55 0.6% 4 Red Lobster 23 170 2.9% 19 Tires Plus 9 56 0.6% 5 Buffalo Wild Wings 21 128 2.0% 20 Taco Bell 11 28 0.5% 6 Burger King 25 80 1.9% 21 Chick-Fil-A 8 39 0.5% 7 Bahama Breeze 10 92 1.8% 22 Wendy's 8 27 0.5% 8 KFC 33 95 1.8% 23 REI 2 48 0.5% 9 Bob Evans 16 88 1.5% 24 Seasons 52 2 18 0.4% 10 BJ's Restaurant 11 89 1.5% 25 Sonic 9 13 0.4% 11 Caliber Collision 18 234 1.1% 26-113 Other 162 780 11.2% 12 Outback Steakhouse 11 71 1.0% Total Lease Portfolio 954 6,103 100% 13 Arby's 16 50 1.0% 14 Texas Roadhouse 11 81 0.8% 15 Starbucks 13 29 0.8% BRAND DIVERSIF ICATION ___________________ 1. Annual Cash Base Rent (ABR) as of 3/31/2022 as defined on page 30 2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's % Investment Grade2: 63%

28 | FCPT | APRIL 2022 SUSTAINABIL ITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value for FCPT and our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee wellbeing, and governance Social We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Governance We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our board and leadership with those of our stockholders. Three of our eight board directors are female and seven are independent, including our chairperson. Only independent directors serve on the board’s committees Our Team Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are ‘A Great Place to Work’ certified company Environment We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices More information can be found in the FCPT 2021 ESG Report on our website at https://fcpt.com/about-us/

29 | FCPT | APRIL 2022 Q1 2022 ACQUIS IT IONS 1. Totals indicate weighted average 2022 Closed Acquisitions Tenant Location # of Properties Operator / Guarantor Information Purchase Price ($ millions) Initial Cash Yield Term (years) Announced Close VCA MI 1 Corporate $1.7 7.0% 7 1/10/2022 Outparcel: Truist Bank NC 1 Corporate $1.1 -- 6 1/31/2022 Chili's SC 1 Franchisee $3.4 -- -- 2/25/2022 Outparcel: Chili's / Verizon CO 2 Corporate $5.5 -- 7 2/25/2022 Fresenius MI 1 Corporate $2.7 7.4% 6 3/21/2022 Smokey Bones IL 1 Corporate $4.4 6.3% 12 3/21/2022 Red Lobster AZ 1 Corporate $2.4 6.3% 8 3/29/2022 Express Oil MS 1 Corporate $1.5 6.3% 11 3/30/2022 Outparcel: Olive Garden, Outback, Jared, Bonefish AL 4 3 Corporate, 1 Franchisee $9.8 -- -- 3/30/2022 Fresenius LA 5 Corporate $9.4 -- 6 3/31/2022 Total/Weighted Average 18 $42.0 6.7% 8

30 | FCPT | APRIL 2022 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 3/31/2022 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements 13. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

31 | FCPT | APRIL 2022 RECONCIL IATION OF NET INCOME TO ADJUSTED EBITDAR E __________________________ 1. See glossary on page 30 for non-GAAP definitions ($000s, except shares and per share data) Unaudited 2022 2021 Net Income 22,286$ 20,622$ Adjustments: Interest expense 8,375 7,633 Income tax expense 88 63 Depreciation and amortization 9,704 8,236 EBITDA(1) 40,453 36,554 Adjustments: Gain on dispositions and exchange of real estate - (431) Provision for impairment of real estate - - EBITDAre (1) 40,453 36,123 Adjustments: Real estate transaction costs 71 28 Gain or loss on extinguishment of debt - - Adjusted EBITDAre (1) 40,524 36,151 Annualized Adjusted EBITDAre 162,096$ 144,606$ Three Months Ended March 31,

32 | FCPT | APRIL 2022 FFO & AFFO RECONCIL IATION ___________________________ 1. Assumes the issuance of common shares for OP units held by non-controlling interest ($000s, except shares and per share data) Unaudited 2022 2021 Net income 22,286$ 20,622$ Depreciation and amortization 9,668 8,215 Realized gain on sales of real estate - (431) FFO (as defined by NAREIT) 31,954$ 28,406$ Straight-line rent (1,642) (2,011) Stock-based compensation 1,500 1,371 Non-cash amortization of deferred financing costs 468 543 Non-real estate investment depreciation 36 21 Other non-cash revenue adjustments 530 506 Adjusted Funds From Operations (AFFO) 32,846$ 28,836$ Fully diluted shares outstanding(1) 80,460,583 76,290,955 FFO per diluted share 0.40$ 0.37$ AFFO per diluted share 0.41$ 0.38$ Three Months Ended March 31,

33 | FCPT | APRIL 2022 www.fcpt .comINVESTOR PRESENTATION | APRIL 2022 FOUR CORNERS PROPERTY TRUST N YS E : F C P T